Exhibit 99.1

Quarterly Financial Supplement

FOR THE QUARTER ENDED JUNE 30, 2016

ddr

ThinkRetail. CreateValue.

DDR Corp.

Table of Contents

Section	Page

Earnings Release & Financial Statements
Press Release	1 - 10

Asset Summary
Portfolio Summary	11
Portfolio Detail	12
Leasing Summary	13
Top 50 Tenants	14
Top 50 Assets by ABR at DDR Share	15
Unconsolidated Joint Ventures	16

Investments
Transactions	17
Developments/Redevelopments	18

Balance Sheet Summary
Capital Structure	19
Debt/EBITDA	20
Debt Summary	21
Consolidated Debt Detail	22 - 23
Unconsolidated Debt Detail	24 - 25

Analyst Information and Reporting Policies
Analyst Coverage	26
Notable Accounting and Supplemental Policies	27 - 28
Non-GAAP Measures	29 - 37

Property list available online at http://www.ddr.com

DDR considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectations for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including among other factors, local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; the success of our capital recycling strategy; any impact on strategy or results from the transition in leadership; and the finalization of the financial statements for the period ended June 30, 2016. For additional factors that could cause the results of the Company to differ materially from these indicated in the forward-looking statements, please refer to the Company’s Form 10-K for the year ended December 31, 2015. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

For immediate release:

Media Contact:	Investor Contact:
Matt Schuler	Matt Lougee
mschuler@ddr.com	mlougee@ddr.com
216.755.5500	216.755.5500

DDR REPORTS SECOND QUARTER 2016 OPERATING RESULTS

BEACHWOOD, OHIO, July 26, 2016 – DDR Corp. (NYSE: DDR) today announced operating results for the second quarter ended June 30, 2016.

Financial Highlights

•	Second quarter net income attributable to common shareholders was $35.5 million, or $0.10 per diluted share, compared to net income of $13.0 million, or $0.03 per diluted share, for the prior-year comparable period.

•	Second quarter operating funds from operations attributable to common shareholders (“Operating FFO”) increased $11.0 million to $122.4 million, or 6.5%, to $0.33 per diluted share, compared to $111.4 million, or $0.31 per diluted share, for the prior-year comparable period.

Significant Quarterly Activity

•	Generated same store net operating income growth of 3.1% on a pro rata basis

•	Executed 338 new leases and renewals for 2.3 million square feet

•	Generated new leasing spreads of 27.7% and renewal leasing spreads of 7.0%, both on a pro rata basis

•	Increased the portfolio leased rate by 10 basis points to 96.1% at June 30, 2016, from 96.0% at December 31, 2015 and 95.8% at June 30, 2015, on a pro rata basis

•	Increased the annualized base rent per occupied square foot by 3.8% on a pro rata basis to $14.92 at June 30, 2016, from $14.37 at June 30, 2015

•	Sold three operating assets for $45 million and three land parcels for $13 million, totaling $58 million at DDR’s share

“While I have only been at DDR for a short time, I am not surprised by this quarter’s strong operational results given the quality of the portfolio, the people, and the progress made at this Company in recent years. We look forward to delivering many more quarters of similar performance as we strive to build a track record of outperformance,” commented Thomas F. August, President and Chief Executive Officer.

2016 Guidance

The Company is revising its 2016 Operating FFO and NAREIT defined FFO guidance estimate to a range of $1.23 to $1.26 per diluted share from a range of $1.20 to $1.25 per diluted share. The Company’s full year disposition guidance of between $600 and $800 million at DDR’s pro rata share remains unchanged, but will be weighted to the second half of the year.

About DDR Corp.

DDR is an owner and manager of 349 value-oriented shopping centers representing 113 million square feet in 37 states and Puerto Rico. The Company’s assets are concentrated in high barrier-to-entry markets with stable population and high growth potential and its portfolio is actively managed to create long-term shareholder value. DDR is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol DDR. Additional information about the Company is available at www.ddr.com.

Conference Call and Supplemental Information

A copy of the Company’s Supplemental package is available upon request to Brooke Vanek at the Company’s corporate office, 3300 Enterprise Parkway, Beachwood, Ohio 44122 or at www.ddr.com.

The Company will hold its quarterly conference call tomorrow, July 27, 2016, at 10:00 a.m. Eastern Time. To participate, please dial 877-249-1119 (domestic) or 412-542-4143 (international) at least ten minutes prior to the scheduled start of the call. The conference call webcast will be recorded and available for replay through the Investors portion of DDR’s website, http://ir.ddr.com/events.cfm.

Non-GAAP Disclosures

FFO is a supplemental non-GAAP financial measure used as a standard in the real estate industry and a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that both FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO is defined and calculated by the Company as net income, adjusted to exclude: (i) preferred share dividends, (ii) gains and losses from disposition of depreciable real estate property and related investments, which are presented net of taxes, (iii) impairment charges on depreciable real estate property and related investments and (iv) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income from joint ventures and equity income from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company computes FFO in accordance with the NAREIT definition. The Company calculates Operating FFO by excluding certain non-operating charges and gains. Operating FFO is useful to investors as the Company removes non-comparable charges and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. Other real estate companies may calculate FFO and Operating FFO in a different manner.

The Company also uses net operating income (“NOI”), a non-GAAP financial measure, as a performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis. The Company presents NOI information herein on a same store basis or “SSNOI.” The Company believes SSNOI provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted below.

The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income and expenses, lease termination income, management fee expense, fair market value of leases, expense recovery adjustments and provisions for uncollectible amounts and/or recoveries thereof. SSNOI also excludes activity associated with development and major redevelopment; and includes assets owned in comparable periods (15 months for quarter comparisons). SSNOI excludes all non-property and corporate level revenue and expenses. Other real estate companies may calculate NOI and SSNOI in a different manner.

This press release includes financial statements presented at DDR’s pro rata share. The amounts shown in the columns labeled “Consolidated’’ reflect the line items contained in the Company’s consolidated financial statements in accordance with generally accepted accounting principles (“GAAP”). The amounts in the columns labeled ‘‘Share of JVs’’ were computed by applying to each financial statement line item the effective ownership interest used to arrive at DDR’s share of net income or loss during the period when applying the equity method of accounting to each of the Company’s unconsolidated joint ventures. Other companies may calculate their pro rata interest differently, limiting the usefulness of the amounts as comparative measures. The Company provides DDR share information because the Company believes it assists investors and analysts in estimating the effective interest in DDR’s unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP.

FFO, Operating FFO and SSNOI do not represent cash generated from operating activities in accordance with GAAP, are not necessarily indicative of cash available to fund cash needs and should not be considered as alternatives to net income computed in accordance with GAAP as indicators of the Company’s operating performance or as alternatives to cash flow as a measure of liquidity.

Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures are included in the non-GAAP measures section.

Safe Harbor

DDR Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; the success of our capital recycling strategy; any impact on strategy or results from the transition in leadership; and the finalization of the financial statements for the period ended June 30, 2016. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company’s Form 10-K for the year ended December 31, 2015. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

DDR Corp.

Income Statement: Consolidated Interests

$ in thousands, except per share	2Q16			2Q15
	Consolidated	Share of JVs	Total DDR Share (Non-GAAP)	Consolidated	Share of JVs	Total DDR Share (Non-GAAP)
Revenues:
Minimum rents (1)	$178,064	$13,666	$191,730	$179,363	$14,275	$193,638
Percentage rent	1,654	113	1,767	1,372	74	1,446
Recoveries	61,376	4,321	65,697	62,021	4,529	66,550
Other property revenues (2)	4,762	157	4,919	6,176	1,107	7,283

	245,856	18,257	264,113	248,932	19,985	268,917

Expenses (3):
Operating and maintenance	34,588	2,684	37,272	36,029	2,866	38,895
Real estate taxes	37,276	2,542	39,818	37,797	2,650	40,447

	71,864	5,226	77,090	73,826	5,516	79,342

Net operating income (4)	173,992	13,031	187,023	175,106	14,469	189,575

Other income (expense):
Fee income	11,465	(955)	10,510	8,391	(1,007)	7,384
Interest income	9,446	(415)	9,031	7,211	(321)	6,890
Interest expense (5)	(54,012)	(5,278)	(59,290)	(61,287)	(5,589)	(66,876)
Depreciation and amortization	(97,698)	(5,635)	(103,333)	(99,300)	(6,115)	(105,415)
General and administrative (6)	(18,499)	0	(18,499)	(19,271)	0	(19,271)
Other income (expense), net (7)	2,081	(56)	2,025	2,368	(33)	2,335

Income before earnings from JVs and other	26,775	692	27,467	13,218	1,404	14,622

Equity in net income of JVs	1,117	(1,117)	0	1,642	(1,642)	0
Basis differences of JVs	0	403	403	0	307	307
Loss on sale and change in control	0	0	0	(6,507)	0	(6,507)
Tax expense	(245)	0	(245)	(573)	0	(573)
Gain on disposition of real estate, net	13,721	22	13,743	11,267	(69)	11,198

Net income	41,368	0	41,368	19,047	0	19,047
Non-controlling interests	(310)	0	(310)	(449)	0	(449)

Net income DDR	41,058	0	41,058	18,598	0	18,598
Preferred dividends	(5,594)			(5,594)

Net income Common Shareholders	35,464			13,004
Depreciation and amortization of real estate	95,626			97,239
Equity in net income of JVs	(1,117)			(1,642)
JVs’ FFO	6,426			7,502
Non-controlling interests	76			248
Gain on disposition of depreciable real estate, net	(16,154)			(11,312)

FFO Common Shareholders	120,321			105,039
Non-operating items, net (9)	2,120			6,357

Operating FFO	$122,441			$111,396
FFO per share – Diluted (10)	$0.33			$0.29
Operating FFO per share – Diluted (10)	$0.33			$0.31

DDR Corp.

Income Statement: Consolidated Interests

$ in thousands, except per share	6M16			6M15
	Consolidated	Share of JVs	Total DDR Share (Non-GAAP)	Consolidated	Share of JVs	Total DDR Share (Non-GAAP)
Revenues:
Minimum rents (1)	$355,431	$27,311	$382,742	$360,060	$29,353	$389,413
Percentage rent	3,590	141	3,731	2,757	174	2,931
Recoveries	122,975	8,549	131,524	126,101	9,200	135,301
Other property revenues (2)	10,105	312	10,417	10,764	1,478	12,242

	492,101	36,313	528,414	499,682	40,205	539,887

Expenses (3):
Operating and maintenance	71,096	5,401	76,497	74,755	6,012	80,767
Real estate taxes	73,810	5,141	78,951	75,426	5,406	80,832

	144,906	10,542	155,448	150,181	11,418	161,599

Net operating income	347,195	25,771	372,966	349,501	28,787	378,288

Other income (expense):
Fee income	19,643	(1,890)	17,753	16,466	(1,977)	14,489
Interest income	18,496	(828)	17,668	14,372	(636)	13,736
Interest expense (5)	(111,909)	(10,576)	(122,485)	(124,307)	(11,515)	(135,822)
Depreciation and amortization	(194,600)	(11,184)	(205,784)	(202,315)	(13,214)	(215,529)
General and administrative (6)	(36,375)	0	(36,375)	(37,866)	0	(37,866)
Other income (expense), net (7)	3,854	(104)	3,750	(1,060)	(94)	(1,154)
Impairment charges (8)	0	0	0	(279,021)	(90)	(279,111)

Income before earnings from JVs and other	46,304	1,189	47,493	(264,230)	1,261	(262,969)

Equity in net income of JVs	15,538	(15,538)	0	1,703	(1,703)	0
Basis differences of JVs	0	3,632	3,632	0	484	484
Gain on sale and change in control	0	0	0	7,772	0	7,772
Tax expense	(703)	0	(703)	(5,473)	0	(5,473)
Gain on disposition of real estate, net	26,102	10,717	36,819	36,361	(42)	36,319

Net income (loss)	87,241	0	87,241	(223,867)	0	(223,867)
Non-controlling interests	(610)	0	(610)	(1,322)	0	(1,322)

Net income (loss) DDR	86,631	0	86,631	(225,189)	0	(225,189)
Preferred dividends	(11,188)			(11,188)

Net income (loss) Common Shareholders	75,443			(236,377)
Depreciation and amortization of real estate	190,480			198,106
Equity in net income of JVs	(15,538)			(1,703)
JVs’ FFO	12,576			14,519
Non-controlling interests	152			497
Impairment of depreciable real estate	0			179,748
Gain on disposition of depreciable real estate, net	(28,250)			(36,548)

FFO Common Shareholders	234,863			118,242
Non-operating items, net (9)	1,807			100,287

Operating FFO	$236,670			$218,529
FFO per share – Diluted (10)	$0.64			$0.33
Operating FFO per share – Diluted (10)	$0.65			$0.60

DDR Corp.

Balance Sheet: Consolidated Interests

$ in thousands	At Period End
	2Q16			4Q15
	Consolidated	Share of JVs	Total DDR Share (Non-GAAP)	Consolidated	Share of JVs	Total DDR Share (Non-GAAP)
Assets:
Land	$2,137,889	$174,406	$2,312,295	$2,184,145	$181,843	$2,365,988
Buildings	6,893,792	471,139	7,364,931	6,965,632	491,662	7,457,294
Fixtures and tenant improvements	756,617	30,764	787,381	743,037	31,105	774,142

	9,788,298	676,309	10,464,607	9,892,814	704,610	10,597,424
Depreciation	(2,115,084)	(152,440)	(2,267,524)	(2,062,899)	(152,035)	(2,214,934)

	7,673,214	523,869	8,197,083	7,829,915	552,575	8,382,490
Construction in progress and land	161,663	7,048	168,711	235,385	5,654	241,039

Real estate, net	7,834,877	530,917	8,365,794	8,065,300	558,229	8,623,529

Investments in JVs	65,186	2,330	67,516	72,576	636	73,212
Preferred equity interest	400,203	0	400,203	395,156	0	395,156
Cash	17,981	8,956	26,937	22,416	7,815	30,231
Restricted cash	9,173	727	9,900	10,104	803	10,907
Notes receivable, net	47,294	0	47,294	42,534	0	42,534
Receivables, net	124,878	7,213	132,091	129,089	8,151	137,240
Other assets, net (11)	321,994	19,900	341,894	359,913	21,598	381,511

Total Assets	8,821,586	570,043	9,391,629	9,097,088	597,232	9,694,320

Liabilities and Equity:
Revolving credit facilities	265,000	0	265,000	210,000	0	210,000
Unsecured debt	2,911,277	0	2,911,277	3,149,188	0	3,149,188
Unsecured term loan	398,167	0	398,167	397,934	0	397,934
Secured debt	1,364,363	425,166	1,789,529	1,382,415	441,918	1,824,333

	4,938,807	425,166	5,363,973	5,139,537	441,918	5,581,455
Dividends payable	75,078	0	75,078	68,604	0	68,604
Other liabilities (12)	398,909	20,367	419,276	425,478	19,686	445,164

Total Liabilities	5,412,794	445,533	5,858,327	5,633,619	461,604	6,095,223

JVs share of equity	0	22,340	22,340	0	20,393	20,393
Preferred shares	350,000	0	350,000	350,000	0	350,000
Common shares	36,551	0	36,551	36,529	0	36,529
Paid-in capital	5,473,632	0	5,473,632	5,466,511	0	5,466,511
Distributions in excess of net income	(2,455,319)	102,170	(2,353,149)	(2,391,793)	115,235	(2,276,558)
Deferred compensation	15,425	0	15,425	15,537	0	15,537
Other comprehensive income	(5,157)	0	(5,157)	(6,283)	0	(6,283)
Common shares in treasury at cost	(14,919)	0	(14,919)	(15,316)	0	(15,316)
Non-controlling interests	8,579	0	8,579	8,284	0	8,284

Total Equity	3,408,792	124,510	3,533,302	3,463,469	135,628	3,599,097

Total Liabilities and Equity	$8,821,586	$570,043	$9,391,629	$9,097,088	$597,232	$9,694,320

DDR Corp.

Income Statement: Unconsolidated Interests at 100%

$ in thousands
	2Q16	2Q15	6M16	6M15
Revenues:
Minimum rents	$96,960	$98,437	$193,535	$202,174
Percentage rent	573	353	904	942
Recoveries	30,312	30,603	60,281	61,462
Other property revenues	1,045	3,673	2,080	6,088

	128,890	133,066	256,800	270,666
Expenses:
Operating and maintenance	18,644	18,620	37,643	39,315
Real estate taxes	18,329	17,470	36,986	35,741

	36,973	36,090	74,629	75,056

Net operating income (4)	91,917	96,976	182,171	195,610

Other income (expense):
Interest expense	(33,319)	(33,593)	(66,641)	(74,496)
Depreciation and amortization	(49,021)	(51,482)	(98,056)	(108,219)
Impairment charges	0	0	0	(448)
Preferred share expense	(8,305)	(6,415)	(16,569)	(12,729)
Other (expense) income, net	(6,319)	(6,126)	(12,130)	(12,195)

	(5,047)	(640)	(11,225)	(12,477)
Gain (loss) on disposition of real estate, net	114	(1,358)	53,597	(1,571)

Net (loss) income attributable to unconsolidated JVs	(4,933)	(1,998)	42,372	(14,048)
Depreciation and amortization	49,021	51,482	98,056	108,219
Impairment of depreciable real estate	0	0	0	448
(Gain) loss on disposition of depreciable real estate, net	(114)	1,358	(53,597)	1,571

FFO	43,974	50,842	86,831	96,190
FFO at DDR’s ownership interests	6,426	7,502	12,576	14,519
Operating FFO at DDR’s ownership interests	$6,446	$7,501	$12,596	$14,523

DDR Corp.

Balance Sheet: Unconsolidated Interests at 100%

$ in thousands
	At Period End
	2Q16	4Q15
Assets:
Land	$1,306,704	$1,343,889
Buildings	3,449,494	3,551,227
Improvements	192,647	191,581

	4,948,845	5,086,697
Depreciation	(840,227)	(817,235)

	4,108,618	4,269,462
Land held for development and construction in progress	58,654	52,390

Real estate, net	4,167,272	4,321,852
Cash and restricted cash	69,815	58,916
Receivables, net	48,568	52,768
Other assets, net	286,501	318,546

Total Assets	4,572,156	4,752,082

Liabilities and Equity:
Mortgage debt	3,118,908	3,177,603
Notes and accrued interest payable to DDR	2,555	1,556
Other liabilities	223,109	219,799

Total Liabilities	3,344,572	3,398,958

Redeemable preferred equity	400,203	395,156
Accumulated equity	827,381	957,968

Total Liabilities and Equity	$4,572,156	$4,752,082

DDR Corp.

Financial Statements: Footnotes

$ in millions, except per share
		2Q16	2Q15	6M16	6M15

(1)	Minimum rents:
	Straight-line rent, net	$1.3	$0.7	$2.6	$2.1
	Below-market rent, net	1.1	0.9	1.4	1.2
	Ground lease revenue	10.2	9.3	20.3	18.4

(2)	Other property revenues:
	Lease termination fees	0.3	1.4	1.5	1.6

(3)	Operating expenses:
	Recoverable expenses	(65.0)	(67.0)	(131.1)	(137.2)
	Non-recoverable expenses	(6.9)	(6.8)	(13.8)	(13.0)
	Straight-line ground rent expense	(0.2)	(0.1)	(0.3)	(0.3)
	Expensed costs of suspended developments	(0.1)	(0.2)	(0.2)	(0.3)

(4)	Same Store NOI:
	Consolidated NOI	174.0	175.1
	Less: Non-controlling interests	(0.4)	(0.4)
	Unconsolidated NOI at DDR Share	13.0	14.5

		186.6	189.2
	Less: Non-Same Store NOI	(14.2)	(22.0)

	Same Store NOI	172.4	167.2
	% Increase at DDR share	3.1%

(5)	Non-cash interest expense:
	Debt fair value amortization	1.6	4.5	3.1	9.8
	Loan cost amortization	(2.1)	(2.4)	(4.3)	(5.0)
	Interest expense (capitalized)	0.7	1.6	1.9	3.2

(6)	General and administrative expenses:
	Executive separation charges	(0.0)	(1.7)	(0.0)	(2.3)
	Stock compensation expenses	(1.7)	(1.5)	(3.3)	(3.6)
	Internal leasing expenses	(2.0)	(1.7)	(4.1)	(3.7)
	Construction administrative costs (capitalized)	1.9	2.2	3.9	4.6

(7)	Other income (expense):
	Other income (primarily insurance recovery), net	2.1	(0.0)	3.9	(0.2)
	Debt extinguishment, net	(0.0)	2.4	(0.0)	(0.9)

(8)	Impairment charges:
	Assets marketed for sale	(0.0)	(0.0)	(0.0)	(179.7)
	Land previously held for development	(0.0)	(0.0)	(0.0)	(99.3)

$ in millions, except per share
		2Q16	2Q15	6M16	6M15

(9)	Non-operating items excluded from Operating FFO:
	Impairment charges – non-depreciable assets	$0.0	$0.0	$0.0	$99.3
	Executive separation charges	0.0	1.7	0.0	2.3
	Transaction, debt extinguishment, litigation, other, net	0.0	(1.9)	0.0	1.5
	Loss (gain) on sale and change in control of interests, net	0.0	6.5	0.0	(7.8)
	Tax expense (primarily Puerto Rico restructuring), net	(0.3)	0.0	(0.3)	4.4
	Loss on disposition of non-depreciable real estate, net	2.4	0.1	2.1	0.6

		2.1	6.4	1.8	100.3

(10)	Outstanding per share information:
	Common shares (at quarter end)	365.5	361.1	365.5	361.1
	OP units (at quarter end)	0.4	1.4	0.4	1.4

	Total shares and units (at quarter end)	365.9	362.5	365.9	362.5
	Weighted average shares and units – Basic – EPS	365.0	360.1	364.9	359.9
	Assumed conversion of dilutive securities	0.3	4.1	0.3	0.0

	Weighted average shares and units – Diluted – EPS	365.3	364.2	365.2	359.9
	Weighted average shares and units – Basic – FFO & OFFO	365.9	362.5	365.8	362.4
	Assumed conversion of dilutive securities	0.3	0.4	0.3	0.5

	Weighted average shares and units – Diluted – FFO & OFFO	366.2	362.9	366.1	362.9
	Earnings per common share – Basic & Diluted	$0.10	$0.03	$0.21	$(0.66)
	FFO per share – Basic & Diluted	$0.33	$0.29	$0.64	$0.33
	Operating FFO per share – Diluted	$0.33	$0.31	$0.65	$0.60
	Common stock dividends declared, per share	$0.19	$0.1725	$0.38	$0.345

(11)	Intangible assets, net (at quarter and year end)			271.5	311.0

(12)	Below-market leases, net (at quarter and year end)			152.2	155.3

Additional financial information:

	Capital expenditures (DDR share):
	Retenanting	$7.9	$10.7	$16.3	$22.7
	Maintenance – reimbursable and non reimbursable	6.0	4.3	7.0	5.9
	Maintenance PSF of owned GLA – non reimbursable			0.04	0.04

	Miscellaneous (DDR share):
	Est. value of land owned adjacent to existing centers			$26
	Cost basis of headquarters (non-income producing)			40

DDR Corp.

Portfolio Summary

$, GLA in millions, except PSF
	Wholly Owned Portfolio At 100%		JV Portfolio DDR Share	Total Portfolio DDR Share		Total Portfolio At 100%
Portfolio Metrics
Operating Centers	191		158	349		349
Owned GLA	46.9		4.0	50.9		74.2
Ground Lease GLA	4.7		0.3	5.0		6.9
Additional Unowned	—		—	—		31.4
Base Rent PSF	$14.95		$14.55	$14.92		$14.63
Leased Rate	96.2%		94.9%	96.1%		95.7%
Commenced Rate	94.5%		93.8%	94.4%		94.1%
Same Store NOI	3.1%		3.9%	3.1%		2.7%
% of NOI (Pro Rata)	92.8%		7.2%	100.0%		100.0%

	Same Store NOI at 100% (1)			Same Store NOI at DDR Share (1)
	2Q16	2Q15	Change	2Q16	2Q15	Change

Same Store Leased Rate	95.8%	95.6%	0.2%	96.3%	96.0%	0.3%

Revenues:
Base Rents	$251.4	$245.0	2.6%	$175.0	$170.3	2.8%
Recoveries	85.7	83.0	3.3%	61.5	59.4	3.5%
Other	4.3	4.1	6.3%	3.5	3.2	9.2%

	341.4	332.1	2.8%	240.0	232.9	3.1%
Expenses:
Operating	(45.4)	(44.4)	2.4%	(31.6)	(30.9)	2.3%
Real Estate Taxes	(50.0)	(48.1)	3.9%	(36.0)	(34.8)	3.5%

	(95.4)	(92.5)	3.2%	(67.6)	(65.7)	2.9%

Same Store NOI	$246.0	$239.6	2.7%	$172.4	$167.2	3.1%
Non-Same Store NOI	19.9	32.5		14.2	22.0

	$265.9	$272.1		$186.6	$189.2

(1)	Excludes major redevelopment activity; see Investments section for additional detail. See definition and reconciliation in Non-GAAP Measures section.

DDR Corp.

Portfolio Detail (at 100% unless otherwise noted)

Lease Expiration Schedule
	Greater than 10,000 SF				Less than 10,000 SF
Year	Leases	ABR (mil)	Rent PSF	% of ABR	Leases	ABR (mil)	Rent PSF	% of ABR
2016	31	$9.9	$9.50	1.0%	320	$18.5	$25.21	1.8%
2017	192	69.2	10.71	6.9%	869	53.8	23.70	5.4%
2018	225	79.0	11.65	7.9%	917	65.1	24.45	6.5%
2019	219	86.7	11.91	8.7%	698	46.7	24.40	4.7%
2020	187	72.6	12.28	7.3%	693	45.5	24.05	4.5%
2021	252	98.5	11.19	9.8%	558	40.9	24.15	4.1%
2022	139	54.3	11.46	5.4%	242	20.8	24.68	2.1%
2023	109	40.5	11.30	4.0%	181	17.2	24.38	1.7%
2024	102	36.5	11.71	3.6%	207	20.0	24.40	2.0%
2025	73	25.8	13.90	2.6%	174	16.0	24.75	1.6%

2016-2025	1,529	$573.0	$11.56	57.2%	4,859	$344.5	$24.29	34.4%
Total Rent Roll	1,648	$637.1	$11.82	63.6%	5,146	$364.1	$24.31	36.4%

Annual Metrics				Leased Rate Breakdown at DDR Share
Period Ending	Centers	Leased Rate	ABR PSF	SF	Leased Rate	% of GLA	% of Vacancy
2Q 2016	349	95.7%	$14.63	< 5,000	87.9%	14.0%	43.8%
YE 2015	367	95.6%	14.48	5,000-9,999	92.1%	9.0%	18.4%
YE 2014	415	95.7%	13.91	≥ 10,000	98.1%	77.0%	37.8%
YE 2013	406	95.0%	13.35
YE 2012	444	94.1%	12.77	Total	96.1%	100.0%	100.0%
YE 2011	422	93.3%	12.54
YE 2010	476	92.3%	12.46	Portfolio Concentration
YE 2009	534	91.2%	12.27
YE 2008	611	92.6%	12.34		% of		% of
YE 2007	619	95.8%	12.22		ABR	MSF	GLA
YE 2006	370	96.2%	11.57	Florida	12.1%	10.4	12.8%
YE 2005	379	96.3%	11.30	Georgia	9.5%	8.7	10.8%
YE 2004	373	95.4%	11.13	Puerto Rico	7.6%	4.8	5.9%
YE 2003	274	95.1%	10.82	Ohio	7.5%	6.7	8.3%
YE 2002	189	95.9%	10.58	N. Carolina	6.2%	4.7	5.8%
YE 2001	192	95.4%	10.03	California	4.7%	3.5	4.3%
YE 2000	190	96.9%	9.66	Illinois	4.6%	2.6	3.2%
YE 1999	186	95.7%	9.20	New Jersey	4.6%	3.2	4.0%
YE 1998	159	96.5%	8.99	Arizona	4.2%	2.9	3.6%
YE 1997	123	96.1%	8.49	Texas	4.2%	3.2	3.9%
YE 1996	112	94.8%	7.85
YE 1995	106	96.3%	7.60
YE 1994	84	97.1%	5.89
YE 1993	69	96.2%	5.60
YE 1992	53	95.4%	5.37

DDR Corp.

Leasing Summary

Leases and GLA at 100%

All other figures at DDR share

Leasing Activity

			New		Wtd Avg	Comparable Pool
	# of Leases	GLA (000)	Rent PSF	Rent Spread	Term (Years)	# of Leases	GLA (000)
New Leases
1Q16	115	541	$19.53	19.5%	8.3	59	272
2Q16	103	430	20.18	27.7%	7.9	41	160

	218	971	$19.78	22.5%	8.1	100	432

Renewals
1Q16	186	1,375	$16.01	8.7%	4.9	186	1,375
2Q16	235	1,919	17.17	7.0%	5.1	235	1,919

	421	3,294	$16.62	7.8%	5.0	421	3,294

New + Renewals
1Q16	301	1,916	$16.99	10.7%	5.9	245	1,647
2Q16	338	2,349	17.70	9.1%	5.6	276	2,079

	639	4,265	$17.34	9.9%	5.7	521	3,726

Net Effective Rents

	GLA (1) (000)	Avg Rent PSF	Capex PSF	Net Effective Rent PSF	Wtd Avg Term (Years)
New Leases
1Q16	509	$20.06	$4.44	$15.62	8.3
2Q16	422	20.91	4.45	16.46	7.8

	931	$20.40	$4.45	$15.95	8.1

Renewals
1Q16	1,375	$16.26	$0.38	$15.88	4.9
2Q16	1,919	17.33	0.05	17.28	5.1

	3,294	$16.82	$0.21	$16.61	5.0

(1)	New Leases GLA excludes development and redevelopment activity.

DDR Corp.

Top 50 Tenants

	$, GLA in millions
		# of Units		Base Rent			Owned GLA			Credit Ratings
	Tenant	Owned	Total	at 100%	% of Total	Pro Rata	at 100%	% of Total	Pro Rata	(S&P/Moody’s/Fitch)
1	TJX Companies (1)	110	111	$37.7	3.5%	$26.2	3.4	4.2%	2.3	A+ / A2 / NR
2	Bed Bath & Beyond (2)	91	92	32.6	3.0%	23.6	2.6	3.2%	1.8	BBB+ / Baa1 / NR
3	PetSmart	96	97	30.8	2.9%	20.8	2.0	2.5%	1.4	B+ / B1 / NR
4	Walmart (3)	27	71	25.7	2.4%	22.6	4.0	4.9%	3.6	AA / Aa2 / AA
5	Dick’s Sporting Goods (4)	41	42	24.9	2.3%	15.0	2.0	2.5%	1.2	NR
6	Best Buy	40	46	23.4	2.2%	16.1	1.5	1.8%	1.1	BB+ / Baa1 / BBB-
7	Ross Stores (5)	75	75	23.3	2.2%	15.1	2.2	2.7%	1.3	A- / A3 / NR
8	Kohl’s	34	48	22.6	2.1%	16.8	3.0	3.7%	2.2	BBB / Baa2 / BBB
9	AMC Theatres	11	12	21.0	2.0%	15.6	0.9	1.1%	0.6	B+ / NR / B+
10	Michaels	68	71	20.0	1.9%	14.0	1.6	2.0%	1.1	B+ / Ba3 / NR
11	Gap (6)	67	67	16.8	1.6%	12.2	1.1	1.4%	0.7	BB+ / Baa2 / BB+
12	Ulta	61	63	14.7	1.4%	10.3	0.7	0.9%	0.5	NR
13	Office Depot (7)	47	50	14.4	1.3%	10.2	1.0	1.2%	0.7	B- / B1 / NR
14	Publix	34	36	14.4	1.3%	3.5	1.6	2.0%	0.4	NR
15	Ascena (8)	108	108	12.2	1.1%	9.5	0.6	0.7%	0.5	BB- / Ba2 / NR
16	Barnes & Noble	26	28	11.8	1.1%	8.7	0.6	0.7%	0.5	NR
17	Jo-Ann	33	33	10.5	1.0%	8.0	1.0	1.2%	0.7	B / B3 / NR
18	Toys “R” Us (9)	26	29	10.1	0.9%	9.1	1.1	1.4%	0.9	B- / B3 / CCC
19	Staples	33	34	9.8	0.9%	6.0	0.7	0.9%	0.4	BBB- / Baa2 / BB+
20	Lowe’s	11	30	9.4	0.9%	8.7	1.4	1.7%	1.3	A- / A3 / NR
21	Kroger (10)	19	23	9.2	0.9%	4.8	1.1	1.4%	0.6	BBB / Baa1 / BBB
22	Regal Cinemas	9	10	9.1	0.8%	7.0	0.5	0.6%	0.5	B+ / B1 / B+
23	Royal Ahold (11)	10	10	9.1	0.8%	3.0	0.6	0.7%	0.2	BBB / Baa2 / BBB
24	Dollar Tree Stores	76	79	9.0	0.8%	6.2	0.8	1.0%	0.5	BB+ / Ba2 / NR
25	Cinemark	10	10	8.9	0.8%	7.1	0.6	0.7%	0.5	BB / NR / NR
26	Nordstrom Rack	13	14	8.7	0.8%	6.8	0.5	0.6%	0.4	BBB+ / Baa1 / BBB+
27	Petco	33	35	8.6	0.8%	6.5	0.5	0.6%	0.3	B / B2 / NR
28	DSW	26	27	8.5	0.8%	5.7	0.6	0.7%	0.4	NR
29	Party City	42	42	8.4	0.8%	5.8	0.5	0.6%	0.4	NR
30	Mattress Firm (12)	65	66	8.2	0.8%	6.3	0.3	0.4%	0.2	B+ / NR / NR
31	LA Fitness	12	13	7.9	0.7%	5.7	0.5	0.6%	0.4	NR
32	Pier 1 Imports	35	39	7.8	0.7%	5.8	0.4	0.5%	0.3	B+ / NR / NR
33	Home Depot	10	38	7.8	0.7%	6.3	1.1	1.4%	0.8	A / A2 / A
34	Hobby Lobby	18	20	7.6	0.7%	4.4	1.0	1.2%	0.6	NR
35	Five Below	54	54	7.4	0.7%	5.6	0.5	0.6%	0.3	NR
36	Sports Authority	11	12	6.6	0.6%	6.6	0.5	0.6%	0.5	NR
37	Whole Foods	6	6	6.4	0.6%	4.7	0.3	0.4%	0.2	BBB- / Baa3 / NR
38	hhgregg	18	19	6.3	0.6%	4.4	0.6	0.7%	0.4	NR
39	AT&T	68	70	6.2	0.6%	4.8	0.2	0.2%	0.1	BBB+ / Baa1 / A-
40	Giant Eagle	6	7	6.0	0.6%	3.3	0.5	0.6%	0.3	NR
41	Famous Footwear	40	40	5.8	0.5%	4.5	0.3	0.4%	0.2	BB / Ba3 / NR
42	Burlington	10	10	5.7	0.5%	4.1	0.7	0.9%	0.5	BB- / NR / NR
43	Beall’s	22	22	5.5	0.5%	2.3	0.8	1.0%	0.4	NR
44	BJ’s Wholesale Club	5	6	5.4	0.5%	4.1	0.5	0.6%	0.4	B- / B3 / NR
45	Panera	39	40	5.4	0.5%	3.7	0.2	0.2%	0.1	NR
46	Stein Mart	17	17	5.1	0.5%	3.0	0.6	0.7%	0.3	NR
47	Shoe Carnival	31	31	4.9	0.5%	3.1	0.3	0.4%	0.2	NR
48	24 Hour Fitness	6	6	4.7	0.4%	2.1	0.2	0.2%	0.1	B / NR / NR
49	Gamestop	95	95	4.6	0.4%	3.4	0.2	0.2%	0.1	BB+ / Ba1 / NR
50	Tailored Brands (13)	32	32	4.6	0.4%	3.3	0.2	0.2%	0.1	B / Ba3 / NR

	Top 50 Total	1,877	2,036	$595.5	55.6%	$416.4	48.6	59.9%	33.5
	Total Portfolio			$1,071.2	100.0%	$750.9	81.1	100.0%	55.9

(1)	T.J. Maxx (45) / Marshalls (44) / HomeGoods (20) / Sierra Trading (1)
(2)	Bed Bath (55) / World Market (21) / buybuy Baby (12) / CTS (3)
(3)	Walmart (22) / Sam’s Club (3) / Neighborhood Market (2)
(4)	Dick’s Sporting Goods (39) / Golf Galaxy (1) / Field & Stream (1)
(5)	Ross Dress for Less (72) / dd’s Discounts (3)
(6)	Gap (7) / Old Navy (57) / Banana Republic (3)
(7)	Office Depot (18) / OfficeMax (29)
(8)	Ann Taylor (3) / Catherine’s (8) / Dress Barn (30) / Justice (22) / Lane Bryant (27) / Maurice’s (18)
(9)	Toys “R” Us (7) / Babies “R” Us (14) / Toys-Babies Combo (5)
(10)	Kroger (11) / Harris Teeter (5) / King Soopers (1) / Pick ‘n Save (2)
(11)	Stop & Shop (5) / Martin’s (3) / Others (2)
(12)	Mattress Firm (43) / Sleepy’s (20) / Mattress Pro (1) / Sleep Train (1)
(13)	Men’s Wearhouse (20) / Jos. A. Bank (10) / K&G Fashion Superstore (2)

DDR Corp.

Top 50 Assets

	$, GLA in thousands
			DDR	Base Rent		Total GLA
	Asset	MSA	Own%	Pro Rata	% of Pro Rata	Pro Rata	% of Pro Rata
1	Shoppers World	Boston	100%	$17,588	2.3%	784	0.9%
2	Plaza del Sol	San Juan	100%	16,573	2.2%	724	0.8%
3	Winter Garden Village	Orlando	100%	13,797	1.8%	1,127	1.3%
4	Plaza Rio Hondo	San Juan	100%	13,471	1.8%	555	0.6%
5	Plaza del Norte	San Juan	100%	12,216	1.6%	699	0.8%
6	Wrangleboro Consumer Square	Atlantic City	100%	10,402	1.4%	842	1.0%
7	Riverdale Village	Minneapolis	100%	10,321	1.4%	969	1.1%
8	Ahwatukee Foothills	Phoenix	100%	10,192	1.4%	693	0.8%
9	Nassau Park Pavilion	Trenton	100%	9,622	1.3%	1,106	1.3%
10	Tucson Spectrum	Tucson	100%	9,476	1.3%	969	1.1%
11	Hamilton Marketplace	Trenton	100%	9,450	1.3%	960	1.1%
12	Woodfield Village Green	Chicago	100%	9,100	1.2%	692	0.8%
13	Carolina Pavilion	Charlotte	100%	8,843	1.2%	871	1.0%
14	The Shops at Midtown Miami	Miami	100%	8,482	1.1%	467	0.5%
15	Plaza Escorial	San Juan	100%	8,463	1.1%	636	0.7%
16	Great Northern Plaza	Cleveland	100%	8,293	1.1%	669	0.8%
17	Village at Stone Oak	San Antonio	100%	8,237	1.1%	622	0.7%
18	Plaza Palma Real	San Juan	100%	7,835	1.0%	449	0.5%
19	Polaris Towne Center	Columbus	100%	7,424	1.0%	725	0.8%
20	Connecticut Commons	Hartford	100%	7,169	1.0%	562	0.6%
21	Centennial Promenade	Denver	100%	7,113	0.9%	827	0.9%
22	Peach Street Marketplace	Erie	100%	6,924	0.9%	995	1.1%
23	Easton Market	Columbus	100%	6,472	0.9%	559	0.6%
24	Crossroads Center	Gulfport	100%	6,313	0.8%	591	0.7%
25	Hamilton Commons	Atlantic City	100%	6,246	0.8%	397	0.5%
26	Belden Park Crossings	Cleveland	100%	6,045	0.8%	596	0.7%
27	Silver Springs Square	Harrisburg	100%	5,944	0.8%	569	0.7%
28	Falcon Ridge Town Center	Los Angeles	100%	5,847	0.8%	447	0.5%
29	Aspen Grove	Denver	100%	5,837	0.8%	267	0.3%
30	The Fountains	Miami	100%	5,724	0.8%	489	0.6%
31	The Maxwell	Chicago	100%	5,683	0.8%	240	0.3%
32	Cotswold Village	Charlotte	100%	5,649	0.8%	261	0.3%
33	Ridge at Creekside	Sacramento	100%	5,632	0.8%	289	0.3%
34	Bandera Pointe	San Antonio	100%	5,553	0.7%	851	1.0%
35	Sycamore Crossing	Cincinnati	100%	5,524	0.7%	466	0.5%
36	Merriam Village	Kansas City	100%	5,502	0.7%	921	1.1%
37	Perimeter Pointe	Atlanta	100%	5,499	0.7%	353	0.4%
38	Big Flats Consumer Square	Elmira	100%	5,488	0.7%	577	0.7%
39	Independence Commons	Kansas City	100%	5,397	0.7%	403	0.5%
40	Meridian Crossroads	Boise	100%	5,393	0.7%	732	0.8%
41	Mohawk Commons	Albany	100%	5,196	0.7%	530	0.6%
42	Beaver Creek Crossings	Raleigh	100%	5,116	0.7%	321	0.4%
43	Homestead Pavilion	Miami	100%	5,067	0.7%	397	0.5%
44	Arrowhead Crossing	Phoenix	100%	5,051	0.7%	407	0.5%
45	Deer Park Town Center	Chicago	50%	4,996	0.7%	202	0.2%
46	Willowbrook Plaza	Houston	100%	4,991	0.7%	393	0.4%
47	Chapel Hills	Colorado Springs	100%	4,988	0.7%	541	0.6%
48	The Promenade at Brentwood	St. Louis	100%	4,959	0.7%	338	0.4%
49	Fairfax Towne Center	Balt-Wash DC	100%	4,891	0.7%	253	0.3%
50	Gateway Center	Boston	100%	4,803	0.6%	640	0.7%

	Top 50 Total			$374,797	49.9%	29,973	34.3%
	Total Portfolio			$750,923	100.0%	87,378	100.0%

DDR Corp.

Unconsolidated Joint Ventures

$, GLA in millions
	Partner	DDR Own %		Operating Properties	Owned GLA	ABR	Gross Book Value	Debt (1)

BRE DDR Retail Holdings	Blackstone Real Estate Partners	5	% (2)	62	11.3	$149.7	$1,788.3	$1,232.3

DDRTC Core Retail Fund	TIAA-CREF	15%		25	8.2	105.6	1,530.4	791.5

DDR Domestic Retail Fund I	Various	20%		55	7.6	87.3	1,306.7	898.2

DDR-SAU Retail Fund	State of Utah	20%		12	1.0	10.9	134.5	61.0

Other	Various	Various		3	1.0	18.8	195.0	117.6

Total				157	29.1	$372.3	$4,954.9	$3,100.6

(1)	Includes fair market value of debt adjustment and unamortized loan costs, net of $9.5 million, $0.1 million at DDR’s share.
(2)	In addition to DDR’s 5% common equity, DDR has $391.9 million of Preferred Equity plus $8.3 million of accrued interest with an interest rate of 8.5%.

DDR Corp.

Transactions

$ in millions, GLA in thousands
			Total	At 100%		At DDR Share
		DDR	Owned
		Own%	GLA	Price	Debt	Price	Debt	Anchors
Acquisitions
02/16	Phoenix, AZ	100%	233	$60.5	$0.0	$60.5	$0.0	Ross, Ulta, Total Wine & More

Dispositions
01/16	SAU Portfolio (11 assets)	20%	1,083	170.5	77.3	34.1	15.5	Various
01/16	Buffalo, NY	100%	139	13.8	0.0	13.8	0.0	Home Depot
01/16	Lexington, SC	100%	83	12.2	0.0	12.2	0.0	Ross, T.J. Maxx
01/16	Pasadena, CA	100%	540	131.9	0.0	131.9	0.0	Arclight Cinemas, Hyatt, West Elm, DSW
02/16	Brunswick, ME	100%	305	13.2	0.0	13.2	0.0	Big Lots, Regal, Sears
02/16	Newport News, VA	100%	341	10.7	0.0	10.7	0.0	Burlington
1Q	Non-operating sales			7.6	0.0	7.6	0.0

	1Q Total		2,491	$359.9	$77.3	$223.5	$15.5

04/16	Fort Collins, CO	100%	19	6.7	0.0	6.7	0.0
05/16	St. Louis, MO	100%	88	14.9	0.0	14.9	0.0	OfficeMax
06/16	N. Little Rock, AR	100%	290	23.2	0.0	23.2	0.0	Bed Bath & Beyond, Burlington, Michaels, Ross, T.J. Maxx
2Q	Non-operating sales			13.3	0.0	13.3	0.0

	2Q Total		397	$58.1	$0.0	$58.1	$0.0

	Total Year to Date		2,888	$418.0	$77.3	$281.6	$15.5

DDR Corp.

Developments/Redevelopments

$ in millions, GLA in thousands
	Owned SF	Est. Total Net Cost	Cost Incurred To Date	Est. Remain Costs	Placed In Service	CIP (a)	Est. Anchor Opening	Est. Stabilized Quarter	Key Tenants

Consolidated Summary

Developments in Progress		$69	$67	$2	$48	$19
Redevelopments - Major		240	129	111	63	66
Redevelopments - Minor		158	67	91	38	29
Retenanting		29	9	20	5	4
Undeveloped Land (b)		N/A	44	0	0	44

		$496	$316	$224	$154	$162

Developments in Progress

Guilford Commons (New Haven, CT)	130	$69	$67	$2	$48	$19	4Q15	4Q16	Michaels, Ulta, Bed Bath & Beyond, DSW

Redevelopments - Major

The Pike Outlets (Long Beach, CA)		$66	$52	$14	$51	$1	N/A	3Q15	Restoration Hardware, H&M, Nike, Gap Factory

Sycamore Crossing (Cincinnati, OH)		30	14	16	3	11	N/A	2Q17	Dick’s Sporting Goods, T.J. Maxx

Belgate (expansion) (Charlotte, NC)		23	15	8	0	15	N/A	4Q17	Burlington, T.J. Maxx

Bermuda Square (Richmond, VA)		18	13	5	9	4	N/A	4Q17	Martin’s, Petco

Plaza del Sol (expansion) (San Juan, PR)		12	2	10	0	2	N/A	4Q17	Dave & Busters

Other Redevelopments - Major		91	33	58	0	33

		$240	$129	$111	$63	$66

(a)	This balance is in addition to DDR’s pro rata share of joint venture CIP of $7 million.
(b)	This balance is in addition to owned land adjacent to existing centers that has an estimated value of $26 million.

DDR Corp.

Capital Structure

$, shares and units in millions, except per share
	June 30, 2016		June 30, 2015
	Amount	% of Total	Amount	% of Total
Capital Structure
Common Shares Equity	$6,637.4	56%	$5,605.0	50%

Perpetual Preferred Stock	350.0	3%	350.0	3%

Unsecured Credit Facilities	265.0	2%	241.5	2%
Unsecured Term Loan	400.0	3%	300.0	3%
Unsecured Public Debt	2,926.7	24%	3,119.5	28%
Secured Term Loan	200.0	2%	200.0	2%
Fixed Rate Mortgage Debt	1,081.2	9%	1,287.2	11%
Variable Rate Mortgage Debt	77.3	1%	98.6	1%

	4,950.2	41%	5,246.8	47%

Total	$11,937.6	100%	$11,201.8	100%

Capital Structure Detail
Debt to Market Capitalization	41.5%		46.8%
Common Shares Outstanding	365.5		361.1
Operating Partnership Units	0.4		1.4
Market Value per Share	$18.14		$15.46
Accretion on Convertible Notes (excluded above)	$0.0		$4.0
Partners’ Share of Consolidated Debt (included above)	$9.9		$9.9
DDR Share of Unconsolidated Debt (excluded above)	$425.3		$452.1

Credit Ratings			Covenants
				Covenant Threshold	Actual Covenant
	Debt Rating	Outlook
Moody’s	Baa2	Stable	Total Debt to Real Estate Assets Ratio	≤ 65%	48%
S&P	BBB-	Stable	Secured Debt to Assets Ratio	≤ 40%	12%
Fitch	BBB-	Stable	Unencumbered Assets to Unsecured Debt	≥ 135%	204%
			Fixed Charge Coverage Ratio	≥ 1.5x	2.5x

DDR Corp.

Debt/EBITDA

$ in millions
	2Q16	2Q15
Consolidated
Net income to DDR	$41.1	$18.6
Depreciation and amortization	97.7	99.3
Interest expense	54.0	61.3
Loss on sale and change in control of interests, net	0.0	6.5
Other income, net	0.0	(0.2)
Equity in net income of JVs	(1.1)	(1.6)
Income tax expense	0.2	0.6
Gain on disposition of real estate, net	(13.7)	(11.3)
Adjustments for non-controlling interests	(0.2)	(0.2)
JV FFO (at DDR share)	6.4	7.5

EBITDA – current quarter (1)	184.4	180.5
EBITDA – annualized	737.6	722.0

Consolidated debt	4,938.8	5,236.6
Partner share of consolidated debt	(9.9)	(9.9)
Loan costs, net	21.1	23.6
Face value adjustments	(9.7)	(13.5)
Cash and restricted cash	(26.8)	(36.3)

Net effective debt	$4,913.5	$5,200.5

Debt/EBITDA – Consolidated	6.66x	7.20x

Pro rata including JVs
EBITDA – current quarter	189.9	186.2
EBITDA – annualized	759.6	744.8

Consolidated net debt	4,913.5	5,200.5
JV debt (at DDR share)	425.3	451.2
Cash and restricted cash	(9.7)	(10.2)

Net effective debt	$5,329.1	$5,641.5

Debt/EBITDA – Pro rata	7.02x	7.57x

(1)	See definition in Non-GAAP Measures section.

DDR Corp.

Debt Summary

$ in millions
	Consolidated			Unconsolidated
	Total 100%	Total DDR Share	Interest Rate DDR Share	Total 100%	Total DDR Share	Interest Rate DDR Share
Debt Composition
Unsecured Credit Facilities	$265.0	$265.0	1.47%
Unsecured Term Loan	400.0	400.0	1.57%
Unsecured Public Debt	2,926.7	2,926.7	4.88%
Secured Term Loan	200.0	200.0	1.82%
Fixed Rate Mortgage Loans	1,081.2	1,071.3	4.99%	$2,053.5	$336.4	5.38%
Variable Rate Mortgage Loans	77.3	77.3	1.87%	1,055.9	88.9	2.19%

Subtotal	4,950.2	4,940.3	4.28%	3,109.4	425.3	4.71%
Fair Market Value Adjustment	9.7	9.7		17.8	0.9
Unamortized Loan Costs, Net	(21.1)	(21.0)		(8.3)	(1.0)

Total	$4,938.8	$4,929.0	4.28%	$3,118.9	$425.2	4.71%

	Scheduled Principal Payments	Secured Debt Maturities	Unsecured Debt Maturities	Total 100%	Total Pro Rata	Cash Interest Rate Pro Rata	GAAP Interest Rate Pro Rata
Consolidated Maturity Schedule (1)
2016	$16.1	$112.2	$0.0	$128.3	$128.3	4.13%	3.40%
2017	30.0	203.2	300.0	533.2	533.2	6.59%	5.88%
2018	22.7	327.2	382.2	732.1	732.1	4.24%	4.15%
2019	16.5	169.3	0.0	185.8	185.8	5.32%	5.23%
2020	7.3	280.2	965.0	1,252.5	1,252.5	3.71%	3.65%
2021	4.4	126.4	300.0	430.8	430.8	3.90%	3.81%
2022	0.1	42.8	450.0	492.9	483.0	4.67%	4.67%
2023	0.0	0.0	300.0	300.0	300.0	3.38%	3.38%
2024	0.0	0.0	0.0	0.0	0.0	0.00%	0.00%
2025 and beyond	0.0	0.0	900.0	900.0	900.0	3.90%	3.90%
Unsecured debt discount			(5.4)	(5.4)	(5.4)

	$97.1	$1,261.3	$3,591.8	$4,950.2	$4,940.3	4.28%	4.15%
Unconsolidated Maturity Schedule (1)
2016	$3.6	$4.6	$0.0	$8.2	$0.3	5.99%	5.99%
2017	6.6	1,304.3	0.0	1,310.9	249.3	5.56%	5.54%
2018	4.7	180.7	0.0	185.4	15.1	4.39%	3.98%
2019	4.8	655.9	0.0	660.7	32.8	2.39%	2.34%
2020	5.0	421.2	0.0	426.2	60.9	2.43%	2.39%
2021	4.3	80.5	0.0	84.8	36.3	5.32%	5.32%
2022	2.7	244.1	0.0	246.8	12.3	4.39%	3.40%
2023	2.1	100.1	0.0	102.2	5.2	4.00%	4.21%
2024	0.5	83.7	0.0	84.2	13.1	4.33%	4.28%
2025 and beyond	0.0	0.0	0.0	0.0	0.0	0.00%	0.00%

Total	$34.3	$3,075.1	$0.0	$3,109.4	$425.3	4.71%	4.65%

% of Total	Consolidated				Unconsolidated
Fixed	81.0%				66.0%
Variable	19.0%				34.0%

Recourse to DDR	77.4%				0.0%
Non-recourse to DDR	22.6%				100.0%

(1)	Assumes borrower extension options are exercised.

DDR Corp.

Consolidated Debt Detail

$ in millions
	Balance 100%	Balance DDR Share	Maturity Date (1)	Cash Interest Rate (2) (3)

Senior Debt
Unsecured Revolver ($750m)	$265.0	$265.0	06/20	L + 100
Unsecured Revolver ($50m)	0.0	0.0	06/20	L + 100
Secured Term Loan ($200m)	200.0	200.0	04/18	L + 135
Unsecured Term Loan ($400m)	400.0	400.0	04/20	L + 110

	$865.0	$865.0
Public Debt
Unsecured Notes	$300.0	$300.0	04/17	7.50%
Unsecured Notes	299.5	299.5	04/18	4.75%
Unsecured Notes	82.2	82.2	07/18	7.50%
Unsecured Notes	298.9	298.9	09/20	7.88%
Unsecured Notes	298.7	298.7	01/21	3.50%
Unsecured Notes	455.3	455.3	07/22	4.63%
Unsecured Notes	298.7	298.7	05/23	3.38%
Unsecured Notes	496.8	496.8	02/25	3.63%
Unsecured Notes	396.6	396.6	02/26	4.25%

	$2,926.7	$2,926.7
Mortgage Debt
Sycamore Crossing, OH	$62.1	$62.1	12/16	5.81%
The Maxwell, IL	50.5	50.5	12/16	L + 160

Falcon Ridge Town Center, CA	43.5	43.5	01/17	5.68%
Vista Village, CA	33.2	33.2	04/17	5.71%
Walmart Supercenter, NC	1.6	1.6	08/17	6.00%
Connecticut Commons, CT	46.1	46.1	10/17	5.01%
Riverdale Village, MN	25.3	25.3	10/17	5.01%
Riverdale Village Perimeter, MN	31.7	31.7	10/17	5.01%
Lake Brandon Village, FL	9.1	9.1	10/17	5.01%
Shoppers World Brookfield, WI	5.7	5.7	10/17	5.01%
Marketplace of Brown Deer, WI	4.1	4.1	10/17	5.01%
Brown Deer Center, WI	7.7	7.7	10/17	5.01%
Thruway Plaza (Walmart), NY	0.8	0.8	10/17	6.78%

Tops Plaza, NY	3.5	3.5	01/18	7.05%
Falcon Ridge Town Center, CA	14.2	14.2	01/18	5.91%
Walmart Supercenter, SC	1.9	1.9	01/18	6.00%
Fortuna Center, VA	12.1	12.1	02/18	6.18%
Johns Creek Town Center, GA	23.8	23.8	03/18	5.06%
Southland Crossings, OH	23.8	23.8	03/18	5.06%
The Promenade at Brentwood, MO	30.2	30.2	03/18	5.06%
DDR Headquarters, OH	26.8	26.8	03/18	L + 105
Mohawk Commons, NY	6.4	6.4	12/18	5.75%

DDR Corp.

Consolidated Debt Detail

$ in millions
	Balance 100%	Balance DDR Share	Maturity Date (1)	Cash Interest Rate (2) (3)
Lowe’s, TN	2.9	2.9	01/19	7.66%
Nassau Park Pavilion, NJ	55.5	55.5	02/19	3.40%
Bandera Pointe, TX	24.2	24.2	02/19	3.40%
Presidential Commons, GA	20.6	20.6	02/19	3.40%
Plaza Cayey, PR	20.5	20.5	06/19	7.59%
Plaza Fajardo, PR	24.6	24.6	06/19	7.59%
Plaza Isabela, PR	21.6	21.6	06/19	7.59%
Plaza Walmart, PR	11.5	11.5	06/19	7.59%
Mariner Square, FL	1.9	1.9	09/19	9.75%

Northland Square, IA	3.9	3.9	01/20	9.38%
Plaza Rio Hondo, PR	122.5	122.5	01/20	3.95%
Easton Marketplace, OH	48.9	48.9	01/20	3.95%
The Fountains, FL	44.6	44.6	01/20	3.95%
Perimeter Pointe, GA	42.2	42.2	01/20	3.95%
Polaris Towne Center, OH	42.7	42.7	04/20	6.76%

Chapel Hills West, CO	11.8	11.8	06/21	5.49%
West Valley Marketplace, PA	8.1	8.1	07/21	6.95%
Plaza Escorial, PR	71.3	71.3	07/21	3.59%
Wrangleboro Consumer Sq, NJ	58.5	58.5	10/21	5.41%
Chapel Hills East, CO	8.0	8.0	12/21	5.24%

Paradise Village Gateway, AZ	30.0	20.1	01/22	4.65%
Macedonia Commons, OH	18.6	18.6	02/22	5.71%

	$1,158.5	$1,148.6
FMV adjustment – assumed debt	9.7	9.7
Unamortized Loan Costs, Net	(21.1)	(21.0)

Grand Total	$4,938.8	$4,929.0

Rate Type
Fixed	$4,007.9	$3,998.0	4.9 years	4.91%
Variable	942.3	942.3	3.1 years	1.62%

	$4,950.2	$4,940.3	4.5 years	4.28%
Perpetual Preferred Stock
Class J	$200.0	$200.0	Perpetual	6.500%
Class K	150.0	150.0	Perpetual	6.250%

	Notional Amount	Rate Hedged	Fixed Rate	Termination Date
Interest Rate Swaps
Underlying Debt Hedged:
Mortgage Portfolio	$77.7	1 mo. LIBOR	2.81%	9/1/17

(1)	Assumes borrower extension options are exercised.
(2)	L = LIBOR
(3)	Does not include discounts or premiums.

DDR Corp.

Unconsolidated Debt Detail

$ in millions
	Balance 100%	Balance DDR Share	Maturity Date (1)	Cash Interest Rate (2)
BRE DDR Retail Holdings III
Telegraph Plaza, MI	$4.7	$0.2	12/16	5.99%
Camp Creek, GA	42.0	2.1	12/18	4.62%
May 2019 Loan Pool (2 assets)	20.3	1.0	05/19	4.85%
November 2019 Loan Pool (32 assets)	636.5	31.8	11/19	L + 185
Whittwood Town Center, CA	43.0	2.2	12/20	5.20%
January 2022 Loan Pool (3 assets)	23.0	1.1	01/22	4.75%
Kyle Marketplace, TX	24.8	1.2	03/22	4.09%
March 2022 Loan Pool (3 assets)	23.4	1.2	03/22	5.49%
Eastland Center, CA	90.0	4.5	07/22	4.50%
Greenway Commons, TX	33.0	1.7	07/22	4.10%
July 2022 Loan Pool (4 assets)	17.0	0.9	07/22	4.40%
White Oak Village, VA	34.3	1.7	09/22	3.60%
January 2023 Loan Pool (4 assets)	22.7	1.1	01/23	4.27%
Kingsbury Center, IL	14.5	0.7	06/23	3.97%
Valley Bend, AL	43.5	2.2	06/23	3.75%

	$1,072.7	$53.6
BRE DDR Retail Holdings IV
The Hub, NY	$15.6	$0.8	01/17	7.53%
Southmont Plaza, PA	34.0	1.7	02/18	L + 250
Ashbridge Square, PA	35.0	1.7	03/18	6.08%
Fountains of Miramar, FL	24.8	1.2	02/21	L + 250
Millenia Crossing, FL	22.8	1.1	01/23	4.25%
Concourse Village, FL	14.2	0.7	02/24	4.86%

	$146.4	$7.2
DDR Domestic Retail Fund I
July 2017 Loan Pool (52 assets)	$883.5	$176.7	07/17	5.60%
Heather Island, FL	4.4	0.9	02/18	3.56%
Hilliard Rome, OH	11.5	2.3	02/18	3.56%

	$899.4	$179.9
DDRTC Core Retail Fund
March 2017 Loan Pool (9 assets)	$350.2	$52.5	03/17	5.45%
July 2020 Loan Pool (10 assets) (3)	195.4	29.3	07/20	L + 150
July 2020 Loan Pool (6 assets) (3)	165.3	24.8	07/20	L + 175
Birkdale Village, NC	82.5	12.4	04/24	4.30%

	$793.4	$119.0

DDR Corp.

Unconsolidated Debt Detail

$ in millions
	Balance 100%	Balance DDR Share	Maturity Date (1)	Cash Interest Rate (2)
DDR-SAU Retail Fund
September 2017 Loan Pool (7 assets)	$29.0	$5.8	09/17	4.74%
April 2018 Loan Pool (5 assets)	32.0	6.4	04/18	4.65%

	$61.0	$12.2
Other Joint Ventures
Lennox Town Center Limited, OH	$1.0	$0.5	07/17	6.44%
Lennox Town Center Limited, OH	26.0	13.0	07/17	5.64%
RO & SW Realty (9 assets)	18.5	4.7	10/20	5.25%
Sun Center Limited, OH	21.7	17.3	05/21	5.99%
RVIP IIIB, Deer Park, IL	69.3	17.9	09/21	4.84%

	$136.5	$53.4

Subtotal	$3,109.4	$425.3
FMV Adjustment – Assumed Debt	17.8	0.9
Unamortized Loan Costs, Net	(8.3)	(1.0)

Total	$3,118.9	$425.2

Rate Type
Fixed	$2,053.5	$336.4	2.0 years	5.38%
Variable	1,055.9	88.9	3.7 years	2.19%

	$3,109.4	$425.3	2.4 years	4.71%

	Notional Amount	Rate Hedged	Fixed Rate	Termination Date
Interest Rate Swaps
Underlying Debt Hedged:
Mortgage Loan Camp Creek	$42.0	1 mo. LIBOR	1.87%	12/1/18

(1)	Assumes borrower extension options are exercised.
(2)	L = LIBOR
(3)	Loans have interest rate floors of 1 mo. Libor at 0.25%

DDR Corp.

Analyst Coverage

Corporate Headquarters		Investor Relations
DDR Corp.		Matt Lougee
3300 Enterprise Parkway		Toll Free: (877) 225-5337
Beachwood, Ohio 44122		Main: (216) 755-5500
Website: www.ddr.com		Email: mlougee@ddr.com

Equity Research
Bank of America Merrill Lynch	Craig Schmidt	craig.schmidt@baml.com	(646) 855-3640
Boenning & Scattergood	Floris van Dijkum	fvandijkum@boenninginc.com	(212) 209-3916
Canaccord Genuity	Paul Morgan	pmorgan@canaccordgenuity.com	(415) 229-7181
Capital One	Chris Lucas	christopher.lucas@capitalone.com	(571) 633-8151
Citigroup	Michael Bilerman	michael.bilerman@citi.com	(212) 816-1383
	Christy McElroy	christy.mcelroy@citi.com	(212) 816-6981
Credit Suisse	Ian Weissman	ian.weissman@credit-suisse.com	(212) 538-6889
Deutsche Bank	Vincent Chao	vincent.chao@db.com	(212) 250-6799
Evercore ISI	Steve Sakwa	steve.sakwa@evercoreisi.com	(212) 446-9462
	Samir Khanal	samir.khanal@evercoreisi.com	(212) 888-3796
Goldman Sachs	Andrew Rosivach	andrew.rosivach@gs.com	(212) 902-2796
	Caitlin Burrows	caitlin.burrows@gs.com	(212) 902-4736
Green Street Advisors	Jason White	jwhite@greenstreetadvisors.com	(949) 640-8780
Hilliard Lyons	Carol Kemple	ckemple@hilliard.com	(502) 588-1839
Jefferies and Company	George Hoglund	ghoglund@jefferies.com	(212) 284-2226
J.P. Morgan	Michael Mueller	michael.w.mueller@jpmorgan.com	(212) 622-6689
KeyBanc Capital Markets	Jordan Sadler	jsadler@keybanccm.com	(917) 368-2280
	Todd Thomas	tthomas@keybanccm.com	(917) 368-2286
Mizuho Securities	Haendel St. Juste	haendel.stjuste@us.mizuho-sc.com	(212) 205-7860
RBC Capital Markets	Rich Moore	rich.moore@rbccm.com	(440) 715-2646
Robert W. Baird & Co.	RJ Milligan	rjmilligan@rwbaird.com	(813) 273-8252
Sandler O’Neill	Alex Goldfarb	agoldfarb@sandleroneill.com	(212) 466-7937
SunTrust Robinson Humphrey	Ki Bin Kim	kibin.kim@suntrust.com	(212) 303-4124
UBS	Jeremy Metz	jeremy.metz@ubs.com	(212) 713-2429
Wells Fargo	Jeff Donnelly	jeff.donnelly@wellsfargo.com	(617) 603-4262
	Tamara Fique	tamara.fique@wellsfargo.com	(443) 263-6568

Fixed Income Research
Barclays	Peter Troisi	peter.troisi@barclays.com	(212) 412-3695
Citigroup	Tom Cook	thomas.n.cook@citigroup.com	(212) 723-1112
J.P. Morgan	Mark Streeter	mark.streeter@jpmorgan.com	(212) 834-5086
Wells Fargo	Thierry Perrein	thierry.perrein@wellsfargo.com	(704) 715-8455

DDR Corp.

Notable Accounting and Supplemental Policies

The information contained in the Quarterly Financial Supplement does not purport to disclose all items required by the accounting principles generally accepted in the United States of America (“GAAP”) and is unaudited information. The Company’s Form 10-K and Form 10-Q should be read in conjunction with the Quarterly Financial Supplement.

Revenues

•	Percentage and overage rents are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.

•	Tenant reimbursements are recognized in the period in which the expenses are incurred.

•	Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.

General and Administrative Expenses

•	General and administrative expenses include certain internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred.

•	All internal and external acquisition costs are expensed as incurred.

•	The Company does not capitalize any executive officer compensation.

•	General and administrative expenses include executive property management compensation and related expenses. Property management services’ direct compensation is reflected in operating and maintenance expenses.

Deferred Financing Costs

•	Costs incurred in obtaining term financing are included as a reduction of the related debt liability and costs incurred related to the revolving credit facilities are included in other assets on the consolidated balance sheets. All costs are amortized on a straight-line basis over the term of the related debt agreement; such amortization is reflected as interest expense in the consolidated income statements.

Real Estate

•	Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property’s estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Construction in progress includes shopping center developments and significant expansions and redevelopments.

•	Acquisitions of a partner’s interest in an unconsolidated joint venture in which a change of control has occurred are recorded at fair value.

•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings	20 to 40 years
Building Improvements	5 to 20 years
Furniture/Fixtures/	Shorter of economic life or lease terms
Tenant Improvements

DDR Corp.

Notable Accounting and Supplemental Policies

Capitalization

•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations and expenditures that improve or extend the life of the asset are capitalized.

•	The Company capitalizes interest on funds used for the construction or expansion of shopping centers and certain construction administration costs. Capitalization of interest and administration costs ceases when construction activities are completed and the property is available for occupancy by tenants or when activities are suspended.

•	Interest expense and real estate taxes incurred during construction are capitalized and depreciated over the building life. The Company does not capitalize interest on land held for development which is on hold and is not undergoing any development activities.

Gains on Sales of Real Estate

•	Gains on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers are recognized at closing when the earnings process is deemed to be complete.

•	Effective in 2015, the operating activity and the gains or losses on the sales of operating shopping centers are generally no longer reflected as discontinued operations.

Leasing Spreads

•	Leasing spreads are calculated by comparing the prior tenant’s annual base rent in the final year of the old lease to the new tenant’s annual base rent in the first year of the new lease. The reported calculation, “Comparable”, only includes deals executed within one year of the date that the prior tenant vacated. “Non-comp” deals consist of deals not executed within one year of the date the prior tenant vacated, deals which resulted in a significant difference in size or deals for space which was vacant at acquisition.

Net Effective Rents

•	Net effective rents are calculated as a weighted average per rentable square foot over the lease term with full consideration for all costs associated with leasing the space rather than pro rata costs. Landlord work represents property level improvements associated with the lease transactions; however, those improvements are attributed to the landlord’s property value and typically extend the life of the asset in excess of the lease term.

DDR Corp.

Non-GAAP Measures

Performance Measures

FFO and OFFO

The Company believes that Funds from Operations (“FFO”) and Operating FFO, both non-GAAP financial measures, provide additional and useful means to assess the financial performance of REITs. FFO and Operating FFO are frequently used by the real estate industry including securities analysts, investors and other interested parties to evaluate the performance of REITs.

FFO excludes GAAP historical cost depreciation and amortization of real estate and real estate investments, which assume that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions, and many companies use different depreciable lives and methods. Because FFO excludes depreciation and amortization unique to real estate and gains and losses from depreciable property dispositions, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, interest costs and acquisition, disposition and development activities. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of depreciable real estate property and related investments, which are presented net of taxes, (iii) impairment charges on depreciable real estate property and related investments and (iv) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company’s calculation of FFO is consistent with the definition of FFO provided by the National Association of Real Estate Investment Trusts (“NAREIT”).

The Company believes that certain gains and charges recorded in its operating results are not comparable or reflective of its core operating performance. As a result, the Company also computes Operating FFO and discusses it with the users of its financial statements, in addition to other measures such as net income (loss) determined in accordance with GAAP and FFO. Operating FFO is generally defined and calculated by the Company as FFO excluding certain charges and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio. Such adjustments include gains on the sale of and/or change in control of interests, gains/losses on the sale of non-depreciable real estate, impairments of non-depreciable real estate, gains/losses on the early extinguishment of debt, transaction costs and other restructuring type costs. The disclosure of these charges and gains is regularly requested by users of the Company’s financial statements.

DDR Corp.

Non-GAAP Measures

The adjustment for these charges and gains may not be comparable to how other REITs or real estate companies calculate their results of operations, and the Company’s calculation of Operating FFO differs from NAREIT’s definition of FFO. Additionally, the Company provides no assurances that these charges and gains are non-recurring. These charges and gains could be reasonably expected to recur in future results of operations.

These measures of performance are used by the Company for several business purposes and by other REITs. The Company uses FFO and/or Operating FFO in part (i) as a disclosure to improve the understanding of the Company’s operating results among the investing public, (ii) as a measure of a real estate asset’s performance, (iii) to influence acquisition, disposition and capital investment strategies and (iv) to compare the Company’s performance to that of other publicly traded shopping center REITs.

For the reasons described above, management believes that FFO and Operating FFO provide the Company and investors with an important indicator of the Company’s operating performance. They provide recognized measures of performance other than GAAP net income, which may include non-cash items (often significant). Other real estate companies may calculate FFO and Operating FFO in a different manner.

Management recognizes the limitations of FFO and Operating FFO when compared to GAAP’s net income. FFO and Operating FFO do not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties. Management does not use FFO or Operating FFO as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities. Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with GAAP, and neither is necessarily indicative of cash available to fund cash needs. Neither FFO nor Operating FFO should be considered an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity. FFO and Operating FFO are simply used as additional indicators of the Company’s operating performance. The Company believes that to further understand its performance, FFO and Operating FFO should be compared with the Company’s reported net income (loss) and considered in addition to cash flows determined in accordance with GAAP, as presented in its condensed consolidated financial statements. Reconciliations of these measures to their most directly comparable GAAP measure of net income (loss) have been provided herein.

DDR Corp.

Non-GAAP Measures

Net Operating Income (“NOI”) and Same Store Net Operating Income (“SSNOI”)

The Company uses NOI, which is a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company also presents NOI information on a same store basis, or SSNOI. The Company believes SSNOI provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted below. SSNOI is frequently used by the real estate industry including securities analysts, investors and other interested parties to evaluate the performance of REITs.

The Company defines SSNOI as property revenues less property-related expenses which exclude straight-line rental income and expenses, lease termination income, management fee expense, fair market value of leases, expense recovery adjustments and provisions for uncollectible amounts and/or recoveries thereof. SSNOI also excludes activity associated with development and major redevelopment; and includes assets owned in comparable periods (15 months for quarter comparisons). SSNOI excludes all non-property and corporate level revenue and expenses. Other real estate companies may calculate NOI and SSNOI in a different manner.

The Company believes that SSNOI is not, and is not intended to be, a presentation in accordance with GAAP. SSNOI information has its limitations as it excludes any capital expenditures associated with the re-leasing of tenant space or as needed to operate the assets. SSNOI does not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties. Management does not use SSNOI as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities. SSNOI does not represent cash generated from operating activities in accordance with GAAP, and is not necessarily indicative of cash available to fund cash needs. SSNOI should not be considered an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity. A reconciliation of SSNOI to its most directly comparable GAAP measure of net income (loss) has been provided herein.

DDR Corp.

Non-GAAP Measures

Other Measures

DDR Pro Rata Share Information (Income Statements and Balance Sheets)

The Company believes that the DDR Pro rata Share financial information presented in the press release section of the quarterly supplement is not, and is not intended to be, a presentation in accordance with GAAP. The DDR Share Information included with the Income Statements and Balance Sheets in this quarterly supplement reflect DDR’s effective ownership of each asset in the Company’s portfolio that DDR does not wholly-own. DDR Share financial information is frequently used by the real estate industry including securities analysts, investors and other interested parties to evaluate the performance of DDR compared to other REITs. Other real estate companies may calculate such information in a different manner.

The amounts shown in the columns labeled ‘‘Consolidated’’ reflect the line items contained in the Company’s consolidated financial statements in accordance with GAAP. The amounts in the columns labeled ‘‘Share of JVs’’ were computed by applying to each financial statement line item the effective ownership interest used to arrive at DDR’s share of net income or loss during the period when applying the equity method of accounting to each of the Company’s unconsolidated joint ventures. Other companies may calculate their pro rata interest differently, limiting the usefulness of the amounts as comparative measures.

DDR does not control the unconsolidated joint ventures and the presentations of the assets, liabilities, revenues and expenses of the unconsolidated joint ventures do not represent the Company’s legal claim to such items. The Company provides DDR Share information because the Company believes it assists investors and analysts in estimating the effective interest in DDR’s unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP. The presentation of DDR Share information has limitations as an analytical tool. One such limitation is that the amounts shown on the individual line items are derived by applying DDR’s effective interest determined when applying the equity method of accounting and does not necessarily represent the Company’s legal claim to the assets and liabilities or the revenues and expenses of the unconsolidated joint ventures. Because of the limitations, the DDR Share Information should not be considered in isolation or as a substitute for the Company’s financial statements as reported under GAAP.

Included herein are the Company’s consolidated financial statements in accordance with GAAP that will be filed with the SEC on Form 10-Q or 10-K, as applicable.

DDR Corp.

Non-GAAP Measures

Debt/Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)

The Company uses the ratio Debt to EBITDA (“Debt/EBITDA”) as it believes it provides a meaningful metric as it relates to the Company’s ability to meet various leverage tests for the corresponding periods.

The Components of Debt/EBITDA include adjusted EBITDA as the numerator, as opposed to net income determined in accordance with GAAP. The Company calculates adjusted EBITDA to account for items it does not believe are representative of ongoing operating results. The Company uses Net Effective Debt as the denominator in the calculation. Net Effective Debt is calculated as the Company’s consolidated debt outstanding adjusted to remove non-cash unamortized loan costs and fair market value adjustments, as well as include cash and restricted cash as of the balance sheet date presented. Such amounts are calculated at the Company’s proportionate share of ownership.

Adjusted EBITDA should not be considered as an alternative to earnings as an indicator of the Company’s financial performance, or an alternative to cash flow from operating activities as a measure of liquidity. The Company’s calculation of adjusted EBITDA may differ from the methodology utilized by other companies. Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company’s financial condition.

A reconciliation of adjusted EBITDA and net effective debt used in the Debt/EBITDA ratio to their most directly comparable GAAP measures of net income (loss) and debt has been provided in the Balance Sheet Summary section.

DDR Corp.

Net Income (Loss) Reconciliation to FFO and Operating FFO

$ in millions

	2Q16	2Q15	6M16	6M15
Net income (loss) attributable to common shareholders	$35.5	$13.0	$75.4	($236.4)
Depreciation and amortization of real estate investments	95.6	97.2	190.5	198.1
Equity in net income of joint ventures	(1.1)	(1.6)	(15.5)	(1.7)
Joint ventures’ FFO	6.4	7.5	12.6	14.5
Non-controlling interests (OP Units)	0.1	0.2	0.2	0.5
Impairment of depreciable real estate assets	0.0	0.0	0.0	179.7
Gain on disposition of depreciable real estate	(16.2)	(11.3)	(28.3)	(36.5)

FFO attributable to common shareholders	120.3	105.0	234.9	118.2

Impairment charges – non-depreciable assets	0.0	0.0	0.0	99.3
Executive separation charges	0.0	1.7	0.0	2.3
Transaction, debt extinguishment, litigation, other, net	0.0	(1.9)	0.0	1.5
Loss (gain) on sale and change in control of interests, net	0.0	6.5	0.0	(7.8)
Tax expense (primarily Puerto Rico restructuring), net	(0.3)	0.0	(0.3)	4.4
Loss on disposition of non-depreciable real estate, net	2.4	0.1	2.1	0.6

Total non-operating items, net	2.1	6.4	1.8	100.3

Operating FFO attributable to common shareholders	$122.4	$111.4	$236.7	$218.5

DDR Corp.

Net Income (Loss) Reconciliation to SSNOI

$ in millions

			DDR Share
	2Q16	2Q15	2Q16	2Q15
Net income attributable to DDR	$41.1	$18.6	$41.1	$18.6
Adjustments:
Fee income	(11.5)	(8.4)	(11.5)	(8.4)
General and administrative	18.5	19.3	18.5	19.3
Depreciation and amortization	97.7	99.3	97.7	99.3
Interest income	(9.4)	(7.2)	(9.4)	(7.2)
Interest expense	54.0	61.3	54.0	61.3
Other (income) expense, net	(2.1)	(2.4)	(2.1)	(2.4)
Equity in net income of joint ventures	(1.1)	(1.6)	(1.1)	(1.6)
Loss on sale and change in control of interests, net	0.0	6.5	0.0	6.5
Tax expense of taxable REIT subsidiaries and state franchise and income taxes	0.2	0.6	0.2	0.6
Gain on disposition of real estate, net	(13.7)	(11.3)	(13.7)	(11.3)
Income attributable to non-controlling interests, net	0.3	0.4	0.3	0.4

Consolidated NOI	174.0	175.1	174.0	175.1
DDR’s consolidated JV	0.0	0.0	(0.4)	(0.4)

Consolidated NOI, net of non-controlling interest	174.0	175.1	173.6	174.7

Net (loss) income attributable to unconsolidated joint ventures	(4.9)	(2.0)	0.7	1.3
Adjustments:
Depreciation and amortization	49.0	51.5	5.6	6.1
Interest expense	33.3	33.6	5.3	5.6
Preferred share expense	8.3	6.4	0.4	0.3
Other expense, net	6.3	6.1	1.0	1.1
(Gain) loss on disposition of real estate, net	(0.1)	1.4	0.0	0.1

Unconsolidated NOI at 100%	91.9	97.0	13.0	14.5

Total Consolidated + Unconsolidated NOI at 100%	265.9	272.1	186.6	189.2

Less: Non-Same Store NOI adjustments	19.9	32.5	14.2	22.0

Total SSNOI	$246.0	$239.6	$172.4	$167.2

% Increase in SSNOI	2.7%		3.1%

DDR Corp.

GAAP Consolidated Statements of Operations

$ in millions, except per share

	2Q16	2Q15	6M16	6M15
Revenues from operations:
Minimum rents	$178.1	$179.4	$355.4	$360.1
Percentage and overage rents	1.7	1.4	3.6	2.7
Recoveries from tenants	61.4	62.0	123.0	126.1
Fee and other income	16.2	14.5	29.7	27.2

	257.4	257.3	511.7	516.1

Rental operation expenses:
Operating and maintenance	34.6	36.0	71.1	74.8
Real estate taxes	37.3	37.8	73.8	75.4
Impairment charges	0.0	0.0	0.0	279.0
General and administrative	18.5	19.3	36.4	37.9
Depreciation and amortization	97.7	99.3	194.6	202.3

	188.1	192.4	375.9	669.4

Other income (expense):
Interest income	9.4	7.2	18.5	14.4
Interest expense	(54.0)	(61.3)	(111.9)	(124.3)
Other income (expense), net	2.1	2.4	3.9	(1.1)

	(42.5)	(51.7)	(89.5)	(111.0)

Income (loss) before earnings from equity method investments and other items	26.8	13.2	46.3	(264.3)
Equity in net income of joint ventures	1.1	1.6	15.5	1.7
(Loss) gain on sale and change in control of interests, net	0.0	(6.5)	0.0	7.8

Income before tax expense	27.9	8.3	61.8	(254.8)
Tax expense of taxable REIT subsidiaries and state franchise and income taxes	(0.2)	(0.6)	(0.7)	(5.5)

Income (loss) from continuing operations	27.7	7.7	61.1	(260.3)
Gain on disposition of real estate, net	13.7	11.3	26.1	36.4

Net income (loss)	41.4	19.0	87.2	(223.9)
Income attributable to non-controlling interests, net	(0.3)	(0.4)	(0.6)	(1.3)

Net income (loss) attributable to DDR	41.1	18.6	86.6	(225.2)
Preferred dividends	(5.6)	(5.6)	(11.2)	(11.2)

Net income (loss) attributable to common shareholders	35.5	13.0	75.4	(236.4)

Earnings per common share – Basic & Diluted	$0.10	$0.03	$0.21	($0.66)

DDR Corp.

GAAP Consolidated Balance Sheets

$ in millions

	At Period End
	2Q16	4Q15
Assets:
Land	$2,137.9	$2,184.1
Buildings	6,893.8	6,965.6
Fixtures and tenant improvements	756.6	743.1

	9,788.3	9,892.8
Less: Accumulated depreciation	(2,115.1)	(2,062.9)

	7,673.2	7,829.9
Construction in progress and land	161.7	235.4

Total real estate assets, net	7,834.9	8,065.3

Investments in and advances to joint ventures	465.4	467.7
Cash and cash equivalents	18.0	22.4
Restricted cash	9.2	10.1
Accounts receivable, net	124.9	129.1
Notes receivable, net	47.3	42.5
Other assets, net	321.9	359.9

Total assets	8,821.6	9,097.0
Liabilities and Equity:
Unsecured indebtedness:
Senior notes	2,911.2	3,149.2
Unsecured term loan	398.2	397.9
Revolving credit facilities	265.0	210.0

	3,574.4	3,757.1

Secured indebtedness:
Secured term loan	199.6	199.2
Mortgage indebtedness	1,164.8	1,183.2

	1,364.4	1,382.4

Total indebtedness	4,938.8	5,139.5
Accounts payable and other liabilities	398.9	425.5
Dividends payable	75.1	68.6

Total liabilities	5,412.8	5,633.6

DDR Equity:
Preferred shares	350.0	350.0
Common shares	36.6	36.5
Additional paid-in capital	5,473.6	5,466.5
Accumulated distributions in excess of net income	(2,455.3)	(2,391.8)
Deferred compensation obligation	15.4	15.5
Accumulated other comprehensive loss	(5.2)	(6.3)
Common shares in treasury	(14.9)	(15.3)

Total DDR shareholders’ equity	3,400.2	3,455.1
Non-controlling interests	8.6	8.3

Total equity	3,408.8	3,463.4

Total liabilities and equity	$8,821.6	$9,097.0

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